UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 22, 2007

IMMUREBOOST, INC.
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(Exact name of registrant as specified in its charter)

Nevada	33-123774	86-1098668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification No.)

1174 Manitou Drive NW
Po Box 363
Fox Island, WA 98333
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(Address of principal executive offices) (Postal Code)

Registrant's telephone number, including area code: (253) 549-4336

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 22, 2007, the Company received the resignation of Mr. Howard Bouch as the Company's Chief Financial Officer and as a Director of the Corporation. Mr. Bouch has had no disagreements with the registrant on any matter relating to the registrant's operations, policies or practices. A copy of the disclosures made in this report on Form 8K have been provided to Mr. Bouch no later than the date of filing this report with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2007                                                                 Imureboost, Inc.

/s/ John McLane

By: John McLane

President, CEO and Director